                                                       Exhibit 10(p)(1)



                             OGLEBAY NORTON COMPANY

                                           Borrower

                                       And

                             THE BANKS NAMED HEREIN

                                                Banks

                                       And

                              SOCIETY NATIONAL BANK

                                                Agent

                              ---------------------

                                 AMENDMENT NO. 1
                                   dated as of
                                 August 29, 1995

                                       to

                              AMENDED AND RESTATED
                                 LOAN AGREEMENT

                              ---------------------

                                 AMENDMENT NO. 1

                                       TO

                       AMENDED AND RESTATED LOAN AGREEMENT

         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AGREEMENT (this "AMENDMENT"), dated as of August 29, 1995, among OGLEBAY NORTON COMPANY, a Delaware corporation (herein, together with its successors and assigns, the "BORROWER"), the banks listed on the signature pages hereof (the "BANKS"), and SOCIETY NATIONAL BANK, a national banking association ("SOCIETY"), as agent (the "AGENT") for the Banks under the Loan Agreement (hereafter defined), as amended hereby:

                             PRELIMINARY STATEMENTS

         (1) The Borrower, the Banks and the Agent entered into the Amended and Restated Loan Agreement, orginially dated as of December 1, 1990, and amended and restated as of December 29, 1994 (as so amended and restated and in effect on the effective date of this Amendment, the "LOAN AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) The Borrower has indicated to the Banks that a case under the federal Bankruptcy Code, Title 11 of the United States Code (11 U.S.C.
Section 101 ET SEQ.) may be commenced involving an 80% owned Subsidiary of the Borrower, namely Laxare Inc., a West Virginia corporation (herein, together with its successors and assigns, "LAXARE"), and the Borrower has requested the Agent and the Banks to amend certain of the terms and provisions of the Loan Agreement to, among other things, modify or eliminate the application thereof to the acts and circumstances involving Laxaire.

         (3) The Banks and the Agent are willing to enter into this Amendment in order to accomodate such request, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. DEFINITIONS. Section 1.1 of the Loan Agreement is hereby amended to add the following definition in the appropriate alpabetical order:

                  "LAXARE" means Laxaire, Inc., a West Virginia corporation, and its successors and assigns.

         2. DISCLOSURE OF CERTAIN LITIGATION AND PROCEEDINGS. Without admitting that any litigation or proceeding described below might, if adversely determined, have a Material Adverse Effect, the Borrower hereby discloses the following pursuant to section 7.1.6 of the Loan Agreement:

                  (i) the possibility that Laxare might be the subject of a case commenced under the federal Bankruptcy Code, Title 11 of the United States Code (11 U.S.C. section 101 ET SEQ.); and

                  (ii) the possibility of an adverse decision in the proceedings before the Circuit Court of Kanawha, West Virginia, involving litigation by certain coal lessors against Laxare and others relative to mining activities and royalty payments for periods commencing as early as 1968.

         3.       INVESTMENTS; BUSINESS ACTIVITIES.

         3.1. INVESTMENTS. Section 7.2.1(a) of the Loan Agreement is hereby amended by adding the following at the end thereof:

         Notwithstanding the foregoing, the Borrower will not, and will not permit any Subsidiary to, make any Investment in Laxare at any time after August 1, 1995, except that after such date the Borrower or any Subsidiary may make Investments in Laxare, not in excess of $500,000 in the aggregate.

         3.2. BUSINESS ACTIVITIES. Section 7.2.1(b) is hereby amended by adding the following at the end thereof in place of the period:

         ;PROVIDED, that nothing in this sentence shall apply to the operation by Laxare of its business or to Laxare engaging in any type of business.

         4.       LIENS.  Section 7.2.2 of the Loan Agreement is hereby
amended   to add after the phrase "any Subsidiary" in the first line thereof and prior to the words "to, create, incur, assume" the following: "(other than Laxare, so long as it is a Subsidiary of the Borrower)".

         5. CONSOLIDATION, MERGER, ETC. Section 7.2.6 of the Loan Agreement is hereby amended by adding at the end thereof the following:

         Notwithstanding the foregoing, the Borrower will not permit Laxare to merge with or into the Borrower or any other Subsidiary of the Borrower.

         6. CERTAIN OTHER RESTRICTIONS. Each of the following sections of the Loan Agreement, namely section 7.2.8 [Transactions with Affiliates],
7.2.9 [Sale or Discount of Receivables], and 7.2.10 [Negative Pledges] is amended to add at the end thereof the following:

         The foregoing covenant shall not apply to any such actions solely by or solely involving Laxare, so long as it is a Subsidiary of the Borrower.

         7.       CERTAIN EVENTS OF DEFAULT INVOLVING LAXARE.

         7.1. BANKRUPTCY, INSOLVENCY, ETC. Section 8.1.4 [Bankruptcy, Insolvency, etc.] of the Loan Agreement is hereby amended by adding at the end thereof the following:

         Solely for purposes of this section 8.1.4, Laxare shall not be considered a Subsidiary of the Borrower.

         7.2. JUDGMENTS. Section 8.1.9 [Judgments] of the Loan Agreement is hereby amended by adding at the end thereof the following:

         No judgment rendered against Laxare and not rendered against the Borrower or any other Subsidiary shall be considered for purposes of this section 8.1.9.

         8. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that: (i) the Borrower has delivered to the Agent and each Bank prior to the execution of this Amendment true, correct and complete copies of the consolidated financial statements of the Borrower and its consolidated subsidiaries for the fiscal year ended December 31, 1994 and for the six months ended June 30, 1995, such consolidated financial have been prepared in accordance with generally accepted accounting principles, consistently applied (except as noted therein), and fairly present the consolidated financial condition of the Borrower and its consolidated subsidiaries at such dates and the consolidated results of their operations and cash flows for the periods then ended; (ii) this Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms; (iii) the representations and warranties of the Borrower contained in the Loan Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof; (iv) no condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default under the Loan Agreement, as amended hereby; and (v) the Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby.

         9. RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect.

         10. BINDING EFFECT. This Amendment shall become effective if and when,
(i) this Amendment shall have been executed by the Borrower and the Agent, and the Consent appended hereto shall have been executed by the Subsidiaries named therein, (ii) the Agent shall have been notified by the Required Banks that such Banks have executed this Amendment, and (iii) the Agent shall have notified the Borrower and each Bank in writing that the conditions specified in the foregoing clauses (i) and (ii) have been satisfied; and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrower, the Agent and each Bank and their respective permitted successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Banks.

         11.  MISCELLANEOUS.

         11.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Agent or any Bank or any subsequent Advance shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them.

         11.2. REFERENCE TO LOAN AGREEMENT. The Loan Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

         11.3. EXPENSES. As provided in the Loan Agreement, the Borrower agrees to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with section 10 hereof, and all costs and expenses incurred by the Agent or any Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby.

         11.4. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         11.5. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         11.6. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         11.7. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         11.8. ENTIRE AGREEMENT. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                         OGLEBAY NORTON COMPANY

                                         BY: ________________________________
                                             TITLE:____________________________

                                         SOCIETY NATIONAL BANK, INDIVIDUALLY
                                           AND AS AGENT

                                         BY: ________________________________
                                                     VICE PRESIDENT

              [BALANCE OF SIGNATURES CONTINUED ON FOLLOWING PAGE.]

                                   THE BANK OF NOVA SCOTIA

                                   BY: ________________________________
                                                VICE PRESIDENT

                                   NBD BANK (SUCCESSOR TO NBD BANK, N.A.)

                                   BY: ________________________________
                                       TITLE:____________________________

                                   COMERICA BANK

                                   BY: ________________________________
                                       TITLE:____________________________

                                   THE HUNTINGTON NATIONAL BANK

                                   BY:________________________________
                                      TITLE:____________________________

                             CONSENT OF GUARANTORS

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Required Banks to enter into the foregoing Amendment, each of the undersigned hereby (i) acknowledges receipt of the foregoing Amendment, and (ii) without limiting the intent or effect of any of the terms or provisions of the Amended and Restated Subsidiary Guaranty to which the undersigned are a party, consents to all of the terms and provisions of the foregoing Amendment.

         IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this instrument as of August 29, 1995.

                                 OGLEBAY NORTON INDUSTRIAL SANDS, INC.

                                 BY: _______________________________________
                                          VICE PRESIDENT

                                 OGLEBAY NORTON REFRACTORIES
                                          & MINERALS, INC.

                                 BY: _______________________________________
                                          VICE PRESIDENT